UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)      October 24, 2002
                                       -------------------

                STANDEX INTERNATIONAL CORPORATION
     -------------------------------------------------------
     (Exact name of registrant as specified in its chapter)

Delaware     		    1-7233                31-0596149
---------------------   ----------------     -------------------
(State or other         (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
of incorporation)

6 Manor Parkway, Salem, New Hampshire              03079
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number,
including area code                       603-893-9701
                                          ---------------


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(Former name or former address, if changed since last report)


Item 9.                REGULATION FD DISCLOSURE

Attached hereto as an exhibit which is incorporated herein by reference is the Registrant's press release announcing the quarterly financial results for the first quarter and year to date for fiscal year 2003 and announcing the restructuring charge which will be taken over the next 18 months.

This information is not "filed" pursuant to the Securities
Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.
Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Exhibit No.    Description

99             Press Release of Standex International
               Corporation dated October 24, 2002.


                 STANDEX INTERNATIONAL CORPORATION
                           SIGNATURES


Date:October 24, 2002       /s/Christian Storch
                            ------------------------------
                            Christian Storch
                            Chief Financial Officer

                            Principal Financial Officer